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                                                                      Exhibit 17

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint John P. Kavanaugh, Joseph W. MacDougall, Jr., George M. Boyd, Gregory D. Sheehan and Paul T. Kane and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date set forth below.
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

Signature                               Title                                     Date
---------                               -----                                     ----

/s/ John P. Kavanaugh                   President, Chairman of the Board              2/26/03
-------------------------------------                                             ----------------
John P. Kavanaugh                       and Trustee

/s/ Paul T. Kane                        Treasurer (Principal Accounting Officer,      2/26/03
-------------------------------------                                             ----------------
Paul T. Kane                            Principal Financial Officer)

/s/ P. Kevin Condron                    Trustee                                       2/26/03
--------------------------------------                                            ----------------
P. Kevin Condron

/s/ Jocelyn S. Davis                    Trustee                                       2/26/03
--------------------------------------                                            ----------------
Jocelyn S. Davis

/s/ Cynthia A. Hargadon                 Trustee                                       2/26/03
-------------------------------------                                             ----------------
Cynthia A. Hargadon

/s/ T. Britton Harris, IV               Trustee                                       2/26/03
--------------------------------------                                            ----------------
T. Britton Harris, IV

/s/ Gordon Holmes                       Trustee                                       2/26/03
--------------------------------------                                            ----------------
Gordon Holmes

/s/ Mark A. Hug                         Trustee                                       2/26/03
--------------------------------------                                            ----------------
Mark A. Hug

/s/ Attiat F. Ott                       Trustee                                       2/26/03
--------------------------------------                                            ----------------
Attiat F. Ott

/s/ Ranne P. Warner                     Trustee                                       2/26/03
--------------------------------------                                            ----------------
Ranne P. Warner
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